                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    April 13, 1999
                                                           --------------



                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)



               Delaware                 0-19923                95-3758983
--------------------------------------------------------------------------------
      (State or other jurisdiction    (Commission            (IRS Employer
           of incorporation)          File Number)         Identification No)



               One Mauchly, Irvine, California               92618
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code (949) 753-7864
                                                          --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


                                  Page 1 of 4
                            Exhibit Index on Page 4

Items 1 through 4, 6, 8 and 9 are not applicable.

Item 5 Other Events.

       On April 13, 1999, STM Wireless, Inc. ("STM") and REMEC, Inc. ("REMEC") entered into a Letter of Intent with respect to the proposed acquisition by REMEC of all of the outstanding shares of Common Stock of STM. Reference is made to the Letter of Intent attached hereto as Exhibit 99.1.

       Reference is also made to the press release issued to the public by STM on April 14, 1999, the text of which is attached hereto as Exhibit 99.2, for a description of the events reported pursuant to this Form 8-K.

Item 7 Financial Statements and Exhibits

       (a)  Financial Statements

            Not Applicable

       (b)  Pro Forma Financial Information

            Not Applicable

       (c)  Exhibits


               Exhibit No.    Description
               -----------    -----------

                  99.1        Letter of Intent between STM Wireless, Inc. and
                              REMEC, Inc. dated April 13, 1999.

                  99.2        Press Release dated April 14, 1999.

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STM WIRELESS INC.



Date:  April 15, 1999               By:  /s/ JOSEPH WALLACE
                                         --------------------------------------
                                         Joseph Wallace
                                         Vice President, Finance,
                                         Chief Financial Officer and Secretary

                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

 99.1               Letter of Intent between STM Wireless, Inc. and REMEC, Inc.
                    dated April 13, 1999.

 99.2               Press Release dated April 14, 1999.